UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 28, 2025
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EZCORP, Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________________________

Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2500 Bee Cave Road, Bldg One, Suite 200, Rollingwood, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
_______________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Non-voting Common Stock, par value $.01 per share	EZPW	NASDAQ Stock Market	(NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 — Entry into a Material Definitive Agreement
On March 28, 2025, EZCORP, Inc. (the “Company”) issued $300,000,000 aggregate principal amount of the Company’s 7.375% senior notes due 2032 (the “Notes”), pursuant to an indenture, dated March 28, 2025 (the “Indenture”), by and among the Company, certain of the Company’s wholly owned domestic subsidiaries and Truist Bank, as trustee (the “Trustee”) in a private placement, solely to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”), or outside the United States to certain non-U.S. persons in reliance on Regulation S under the Securities Act.
Interest and Maturity
The Notes bear interest at a rate of 7.375% per year, payable semiannually in arrears on April 1 and October 1 of each year, beginning on October 1, 2025. The Notes mature on April 1, 2032.
Optional Redemption
From time to time prior to April 1, 2028, the Company may redeem all or a part of the Notes, at a redemption price equal to 100% of the aggregate principal amount of the Notes redeemed, plus a “make-whole” premium and accrued and unpaid interest, if any, to, but not including, the redemption date. At any time prior to April 1, 2028, the Company may also redeem up to 40% of the aggregate principal amount of the Notes (including any additional Notes) in an amount not greater than the net cash proceeds of certain equity offerings at a redemption price equal to 107.375% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest, if any, to, but not including, the redemption date, as long as at least 60% of the aggregate principal amount of the Notes (including any additional Notes, but excluding Notes held by the Company and its subsidiaries) remains outstanding immediately after the occurrence of such redemption and the redemption occurs within 180 days after the date of the closing of such equity offering.
On or after April 1, 2028, the Company may on any one or more occasions redeem all or a part of the Notes at the redemption prices set forth below, plus accrued and unpaid interest, if any, to, but not including, the applicable date of redemption, beginning on April 1 of the years indicated below:

YEAR	PERCENTAGE
2028……………………..………………………………………………………………………	103.688%
2029…………………..…………………………………………………………………………	101.844%
2030 and thereafter...……………………………………………………………………………	100.000%
Certain Covenants
The Indenture contains covenants that limit the ability of the Company and certain of its subsidiaries to, among other things, (i) incur or guarantee additional indebtedness or issue certain types of preferred stock or similar equity securities; (ii) pay dividends or make other distributions; (iii) create or incur certain liens; (iv) make certain loans or investments; (v) create encumbrances or restrictions on the ability of the Company’s restricted subsidiaries to pay dividends or make other payments to the Company; (vi) enter into certain transactions with affiliates; (vii) lease, transfer or sell certain assets, including capital stock of our subsidiaries; (viii) merge or consolidate with another person, or sell or otherwise dispose of all or substantially all of the Company’s assets; and (ix) designate the Company’s subsidiaries as unrestricted subsidiaries. These covenants are subject to important exceptions and qualifications. If the Notes achieve an investment grade rating from any two of Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings, Inc. (“Fitch”) and no default under the Indenture has occurred and is continuing, many of the foregoing covenants will be suspended.
Events of Default
The Indenture also contains customary events of default, including, among other things, (i) default for 30 days in the payment when due of interest on the Notes; (ii) default in payment when due (at maturity, upon redemption or otherwise) of the principal of, or premium, if any, on the Notes; (iii) certain covenant defaults; (iv) cross-defaults to certain indebtedness; and (v) certain events of bankruptcy or insolvency with respect to the Company or certain of the Company’s subsidiaries. If an event of default arises from certain events of bankruptcy, insolvency or reorganization with respect to the Company, all outstanding Notes will become due and payable immediately without further action or notice. If any other event of default occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare the principal of, and accrued and unpaid interest, if any, on, all outstanding Notes to be due and payable immediately.

Change of Control
If the Company experiences certain kinds of changes of control and two of Moody’s, S&P or Fitch decreases their rating of the Notes as a result thereof within 60 days, holders of the Notes will be entitled to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes pursuant to an offer on the terms set forth in the Indenture. The Company will offer to repurchase Notes at a purchase price payable in cash equal to 101% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to, but not including, the date of purchase.
The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, a copy of which is filed as Exhibit 4.1 hereto and incorporated into this Item 1.01 by reference.
Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information required by Item 2.03 relating to the Notes and the Indenture is included in Item 1.01 above and is incorporated into this Item 2.03 by reference.
Item 8.01 — Other Events
On March 28, 2025, the Company issued a press release announcing that it has closed the private offering of the Notes. A copy of the press release is attached as Exhibit 99.1 to this Report and incorporated by reference herein.
Item 9.01 — Financial Statements and Exhibits

(d)	Exhibits.

4.1	Indenture, dated March 28, 2025, between EZCORP, Inc., the guarantors party thereto and Truist Bank, as trustee
99.1	Press release, dated March 28, 2025, announcing the closing of private offering of senior notes due 2032
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date:	March 28, 2025	By:	/s/ Ellen Bryant
Ellen Bryant
Chief Legal Officer and Secretary